Accruals and Other Liabilities - Summary of Accruals and Other Liabilities (Detail) ¥ in Thousands, $ in Thousands		Mar. 31, 2025 CNY (¥)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 CNY (¥)
Accrued liabilities and other current liabilities
Receipts under custody	[1]	¥ 164,478		¥ 164,136
Deposits from merchants	[2]	91,586		98,396
Accrued expenses		16,210		11,130
Payables for purchases of office building and building improvement		15,590		14,337
Other payables		13,340		11,318
Total		¥ 301,204	$ 41,507	¥ 299,317

[1]	The receipts under custody mainly represent the amounts received by the Group from the registered users for their purchase through the Company’s online market platform, and have not been remitted to the third-party merchants yet.
[2]	The customer deposits mainly represent the cash deposits as collateral collected from the merchants of the online platform. The deposit can be withdrawn immediately after the merchants terminate its online shop on the platform.